                                                                    Exhibit 4.1



                 [LOGO OF CARRIZO OIL & GAS, INC. APPEARS HERE]
NUMBER                                                                   SHARES

                 Organized Under the Laws of the State of Texas

                               CUSIP 144577 10 3
                                  SEE REVERSE
                            FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is The Owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

                            CARRIZO OIL & GAS, INC.

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


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
    /s/ Frank A. Wojtek              [Corporate seal of          /s/  S.P. Johnson IV
-----------------------------        Carrizo Oil & Gas, Inc.     ---------------------------
     Frank A. Wojtek                  appears here]              S.P. Johnson IV
     Secretary                                                   President

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COUNTERSIGNED AND REGISTERED:
         American Securities Transfer & Trust, Inc.
                      P.O. Box 1596
                 Denver, Colorado 80201

By__________________________________________________________________
         Transfer Agent & Registrar Authorized Signature
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                            CARRIZO OIL & GAS, INC.

         A full statement of all the designations, preferences, limitations and relative rights of shares of each class or series of stock of the Corporation, to the extent they have been fixed and determined and the authority of the Board of Directors to for and determine the designations, preferences, limitations and relative rights of subsequent series of stock, is set forth in the Corporation's Amended and Restated Articles of Incorporation and/or in resolutions, if any, of the Board of Directors of the Corporation fixing and determining the designations, preferences, limitations and relative rights of series of stock, copies of which are on file in the office of the Secretary of State of the State of Texas. Preemptive rights of shareholders to acquire unissued or treasury shares are denied and a full statement thereof is set forth in the Corporation's Amended and Restated Articles of Incorporation on file in the office of the Secretary of State of the State of Texas. The Corporation will furnish a copy of such Amended and Restated Articles of Incorporation or resolutions, if any, to the record holder of this certificate without charge on written request to the Corporation as its principal place of business or registered office.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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

       TEN COM -as tenants in common                              UNIF GIFT MIN ACT--.........Custodian..........
       TEN ENT -as tenants by the entireties                                          (Cust)             (Minor)
       JT TEN  -as joint tenants with right of                                      under Uniform Gifts to Minors
                survivorship and not as tenants                                     Act..........................
                in common                                                                      (State)



                   Additional abbreviations may also be used though not in the above list.
_________________________________________________________________________________________________________________________

For Value Received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_________________________________________________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:   _________________________

                         ________________________________________________________________________________________________

                         _______________________________________________________________________________________________
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                         FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                         CHANGE WHATSOEVER.


Signature(s) Guaranteed:


__________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

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